                                                              Exhibit 99 (d)(21)



                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

           AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Cohen & Steers Capital Management, Inc., a New York (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         APPOINTMENT OF SUBADVISER

           The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.         SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

           i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

           ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

           iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

           iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

           v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.         COMPENSATION OF SUBADVISER

           The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.         LIABILITY OF SUBADVISER

           Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.         CONFLICTS OF INTEREST

           It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

6.         REGULATION

           The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.         DURATION AND TERMINATION OF AGREEMENT

           This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

           If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

           This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.         PROVISION OF CERTAIN INFORMATION BY SUBADVISER

           The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.         SERVICES TO OTHER CLIENTS

           The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.        AMENDMENTS TO THE AGREEMENT

           This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.        ENTIRE AGREEMENT

           This Agreement contains the entire understanding and agreement of the parties.

12.        HEADINGS

           The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.        NOTICES

           All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.        SEVERABILITY

           Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.        GOVERNING LAW

           The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.        LIMITATION OF LIABILITY

           The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                              Manufacturers Securities Services, LLC


                      by: The Manufacturers Life Insurance Company of North America, Managing Member



                      by:
                                ----------------------------------------------
                                James R. Boyle, President


                      by:
                                ----------------------------------------------
                                James D. Gallagher, Vice President, Secretary and General Counsel


                      Cohen & Steers Capital Management, Inc.



                      by:
                                ----------------------------------------------
                                Robert H. Steers, Chairman

                                   APPENDIX A

           The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                                                            BETWEEN             BETWEEN
                                                                          $50,000,000        $200,000,000
                                                          FIRST               AND                 AND             EXCESS OVER
PORTFOLIO                                              $50,000,000       $200,000,000        $500,000,000         500,000,000

Real Estate Securities Trust.....................          %                  %                 %                  %


           The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

           If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                        ADMINISTRATIVE SERVICES AGREEMENT


           THIS AGREEMENT is made this 30th day of April, 2001, by Manufacturers Securities Services, LLC, a Delaware limited liability company ("Adviser") and Davis Selected Advisers, L.P., a limited partnership organized under the laws of Colorado ("DSA").

RECITALS:

           WHEREAS, the Adviser has entered into an agreement to provide investment advisory, administrative, and other services to the Fundamental Value Trust and Financial Services Trust, both authorized portfolios of Manufacturers Investment Trust (collectively referred to as the "Funds");

           WHEREAS, DSA has entered into an agreement to provide sub-advisory services to the Funds, which agreement is dated as of April 30, 2001; and

           WHEREAS, the Funds require continuing administrative services and investor support services which the Adviser provides.

           NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

           1. Payment for Administrative Services. DSA shall pay amounts from its past profits to the Adviser to defray a portion of the expense of providing continuing administrative services and investor support services to the Funds. Such payments are for administrative services and investor support services and do not constitute payment for investment advisory, distribution, or other services.

                     DSA shall pay the Adviser an Administrative Services fee at the annual rate based on average net assets of the Funds at an amount equal to__ by (____%). DSA shall pay the Adviser this fee in monthly installments.

           2. No Assignment. This Agreement may not be assigned by either party. Any attempted assignment shall be null and void and this agreement shall automatically terminate.

           3 Termination. This Agreement may be terminated by either party at any time, with or without cause, upon 60 days' written notice delivered or mailed to the last known business address of the Adviser or DSA in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

           4. Arbitration. The parties agrees that any controversy or claim arising out of or relating to this Agreement, or any, breach thereof, shall be settled by arbitration in accordance with the Code of Arbitration Procedure of the National Association of Securities Dealers (or, in the event that the National Association of Securities Dealers refuses to accept jurisdiction, the Commercial Arbitration Rules of the American Arbitration Association), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitration hearing and all conferences will be held in New York City, New York.

           IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement as of the date first written above.

                      Manufacturers Securities Services, LLC


                      by: The Manufacturers Life Insurance Company of North America, Managing Member


                      by:        ____________________________________
                                 James R. Boyle, President


                      by:        _____________________________________
                                 James D. Gallagher, Vice President, Secretary and General Counsel



                      DAVIS SELECTED ADVISERS, L.P.
                      by Davis Investments, LLC, General Partner


                      By
                                 _______________________________________________
                                 Kenneth Eich
                                 Chief Operating Officer

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

           AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Davis Selected Advisers, L.P., a Colorado limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         APPOINTMENT OF SUBADVISER

           The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.         SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

           i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

           ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

           iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

           iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

           v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios explicitly assigned to it by this Agreement (excluding, without limitation, determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.         COMPENSATION OF SUBADVISER

           The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.         LIABILITY OF SUBADVISER

           Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.         CONFLICTS OF INTEREST

           It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Partnership Agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.         REGULATION

           The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.         DURATION AND TERMINATION OF AGREEMENT

           This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

           If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

           This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.         PROVISION OF CERTAIN INFORMATION BY SUBADVISER

           The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.         SERVICES TO OTHER CLIENTS

           The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.        AMENDMENTS TO THE AGREEMENT

           This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.        ENTIRE AGREEMENT

           This Agreement contains the entire understanding and agreement of the parties.

12.        HEADINGS

           The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.        NOTICES

           All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.        SEVERABILITY

           Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.        GOVERNING LAW

           The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.        LIMITATION OF LIABILITY

           The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                      Manufacturers Securities Services, LLC


                      by: The Manufacturers Life Insurance Company of North America, Managing Member



                      by:       _____________________________________
                                James R. Boyle, President


                      by:       _____________________________________
                                James D. Gallagher, Vice President, Secretary and General Counsel


                      Davis Selected Advisers, L.P.



                      by:       _____________________________________
                                Kenneth C. Eich, Chief Operating Officer

                                   APPENDIX A

           The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                                                                  BETWEEN
                                                                               $100,000,000
                                                          FIRST                     AND                   EXCESS OVER
PORTFOLIO                                             $100,000,000             $500,000,000              $500,000,000

Fundamental Value Trust..........................     %                        %                         %
an authorized portfolio of
Manufacturers Investment Trust

                                                                                  BETWEEN
                                                                               $100,000,000
                                                          FIRST                     AND                   EXCESS OVER
PORTFOLIO                                              $100,000,000            $500,000,000              $500,000,000


Financial Services Trust.........................       %                        %                         %
an authorized portfolio of
Manufacturers Investment Trust



           The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

           If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

           AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and the Dreyfus Corporation, a New York corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         APPOINTMENT OF SUBADVISER

           The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.         SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Trust's registration statement (the "Registration Statement") under the Securities Act of 1933 and the Investment Company Act of 1940, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

           i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

           ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's Registration Statement;

           iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

           iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

           v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties under this Agreement faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's Registration Statement. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.         COMPENSATION OF SUBADVISER

           The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.         LIABILITY OF SUBADVISER

           Neither the Subadviser nor any of its directors, officers, employees or shareholders or any person who is a controlling person of the Subadviser within the meaning of Section 15 of the Securities Act of 1933 shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.         CONFLICTS OF INTEREST

           It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

6.         REGULATION

           The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.         DURATION AND TERMINATION OF AGREEMENT

           This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

           If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

           This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.         PROVISION OF CERTAIN INFORMATION BY SUBADVISER AND ADVISER

           The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

               During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office the following materials for its review and approval prior to use if such materials refer to the Subadviser: (i) the Trust's registration statement, prospectus and statement of additional information and amendments thereto, (ii) proxy statements, (iii) reports to shareholders of the Trust, (iv) sales literature or other material distributed to shareholders or prospective shareholders of the Trust or to brokers of dealers or other selling agents. The Adviser and Subadviser shall mutually agree as to the timing of such review and approval.

9.         SERVICES TO OTHER CLIENTS

           The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of

Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.        AMENDMENTS TO THE AGREEMENT

           This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.        ENTIRE AGREEMENT

           This Agreement contains the entire understanding and agreement of the parties.

12.        HEADINGS

           The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.        NOTICES

           All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.        SEVERABILITY

           Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.        GOVERNING LAW

           The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.        LIMITATION OF LIABILITY

           The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                      Manufacturers Securities Services, LLC


                      by: The Manufacturers Life Insurance Company of North America, Managing Member



                      by:       _____________________________________
                                 James R. Boyle, President


                      by:       _____________________________________
                                 James D. Gallagher, Vice President, Secretary and General Counsel


                      The Dreyfus Corporation



                      by:       _____________________________________

                                   APPENDIX A

           The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                                                           BETWEEN               BETWEEN
                                                                         $50,000,000          $200,000,000
                                                          FIRST              AND                   AND                EXCESS OVER
PORTFOLIO                                              $50,000,000      $200,000,000          $500,000,000           $500,000,000

All Cap Value Trust..............................     %                 %                     %                      %



           The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

           If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser'), and Fidelity Management & Research Company, a Massachusetts Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and terms of this Agreement, to manage the investment and reinvestment of the assets of each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio" or "Portfolios"). The Subadviser will be for all purposes an independent contractor and not an agent or employee of the Adviser or the Trust. The Subadviser represents that it is registered as an adviser under the Investment Advisers Act of 1940 (the "Investment Advisers Act").

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. The Subadviser will manage the investments and determine the composition of the assets of the Portfolios, subject always to the direction and control of the Trustees of the Trust, and in accordance with the provisions of the Trust's registration statement. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

                  i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

                  ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

                  iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments authorized under the Trust's registration statement including the placing of orders for such purchases and sales and giving the Trust's Custodian instructions in connection therewith;

                  iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

                  v. provide determinations of the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with procedures and methods established by the Trustees of the Trust.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: the Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provided research and brokerage services a higher commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and the "Investment Advisers Act and the rules thereunder.

e. It is understood that the Trust will pay all of its expenses, other than those expressly stated to be payable by the Subadviser hereunder or by the Adviser under the Advisory Agreement between the Trust and the Adviser.

3. COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to: (i) the Adviser, (ii) the Trust, (iii) any shareholder of the Trust or (iv) any contractholder whose contract values are invested in shares of the Trust (collectively, the "Other Parties") for any loss suffered by the Other Parties resulting from its acts or omissions as Subadviser to the Portfolios (including, without limitation, any losses that may be sustained in the purchase, holding or sale of any securities on behalf of a Portfolio), except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees. The Subadviser, its directors, officers or employees shall not be liable to the Other Parties for any loss suffered as a consequence of any action or inaction of the Custodian in failing to observe the instructions of the Subadviser.

5. SUPPLEMENTAL ARRANGEMENTS

         The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, stockholders or otherwise; that directors, officers, agents and stockholders of the Subadviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of: (i) approval by the Trustees of the Trust, including a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement, pursuant to the provisions of the Investment Company Act and the rules and regulations thereunder and (ii) its execution. Thereafter, the Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities (as defined in the Investment Company Act) of each of the Portfolios provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained with respect to any Portfolio, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with the Investment Company Act, as modified by or interpreted by any applicable orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative release of, the Commission.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust or, with respect to any Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or the Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

         The Adviser will immediately notify the Subadviser should the exemptive relief (or comparable exemptive, statutory or regulatory relief) set forth in Investment Company Act Release No. 22429 - "Order Under Section 6(c) of the Investment Company Act of 1940 Granting an Exemption from the Provisions of
Section 15(a) and Rule 18f-2 Thereunder" as it relates to the Subadviser and the Portfolios cease to be available.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser ceases to be registered as an investment adviser under the Investment Advisers Act;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. the chief executive officer or controlling stockholder of the Subadviser or the portfolio manager of any Portfolio changes.

10. USE OF SUBADVISER'S NAME

         The Adviser will not use the Subadviser's name (or that of any affiliate) in Trust literature without prior review and approval by the Subadviser, which will not be unreasonably withheld or delayed.

11. SERVICES TO OTHER COMPANIES OR ACCOUNTS

         The services of the Subadviser to the Adviser are not deemed to be exclusive, the Subadviser being free to render services to others and to engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Subadviser's ability to meet all of its obligations hereunder.

12. AMENDMENTS TO THE AGREEMENT

         Subject to the provisions of the Investment Company Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the Commission, this Agreement may be amended by the parties if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

13. ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolios listed in Appendix A.

14. HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15. NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16. SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17. GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18. LIMITATION OF LIABILITY

         The Declaration of Trust establishing the Trust, dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

                                Manufacturers Securities Services, LLC

                                by:     The Manufacturers Life Insurance
                                        Company of North America,
                                        Managing Member


                                   by:  ____________________________________
                                        James R. Boyle, President

                                    by: ____________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel


                                Fidelity Management & Research Company


                                by:      ______________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                         BETWEEN               BETWEEN
                                                                            $                     $
                                                    FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO                                             $                     $                     $                     $
Overseas ..................................           %                     %                     %                     %

                                                                         BETWEEN               BETWEEN
                                                                            $                     $
                                                    FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO                                             $                     $                     $                     $
Large Cap Growth...........................           %                     %                     %                     %
(formerly, the Aggressive Asset Allocation Trust)

                                                                        BETWEEN               BETWEEN
                                                                           $                     $
                                                   FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO                                            $                     $                     $                     $
Mid-Cap Blend..............................          %                     %                    %                      %
(formerly, Equity)

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and INVESCO Funds Group, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available. (The Subadviser will serve in an advisory capacity only with respect to providing information regarding the fair value of such securities and will not be responsible for establishing such fair values.)

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including the payment of the salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation and By-laws of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                   Manufacturers Securities Services, LLC

                                   by: The Manufacturers Life Insurance Company of North America, Managing Member



                                   by:  ________________________________________
                                        James R. Boyle, President


                                   by:  ________________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel

                                   INVESCO Funds Group, Inc.



                                   by:  ________________________________________
                                        Mark H. Williamson, President, Chief
                                        Executive Officer and Chairman

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                      BETWEEN               BETWEEN
                                                                    $50,000,000          $250,000,000
                                                 FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO                                     $50,000,000          $250,000,000          $500,000,000          $500,000,000
---------                                     -----------          ------------          ------------          ------------
Mid Cap Growth Trust......................            %                    %                    %                     %

                                                                      BETWEEN               BETWEEN
                                                                    $50,000,000          $250,000,000
                                                 FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO                                     $50,000,000          $250,000,000          $500,000,000          $500,000,000
---------                                     -----------          ------------          ------------          ------------
Telecommunications Trust..................            %                    %                    %                     %



         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Lord Abbett & Co., a general partnership organized under the laws of New York (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                   Manufacturers Securities Services, LLC

                                   by: The Manufacturers Life Insurance Company of North America, Managing Member



                                   by:  ________________________________________
                                        James R. Boyle, President


                                   by:  ________________________________________

                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel

                                   Lord, Abbett & Co.



                                   by:  ________________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                      BETWEEN               BETWEEN
                                                                    $0,000,000            $00,000,000
                                                 FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO                                     $0,000,000            $00,000,000           $00,000,000           $00,000,000
Mid Cap Value Trust.......................         .%                   %                    %                     %


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                        MANUFACTURERS ADVISER CORPORATION

         AMENDMENT made as of this 30th day of April, 2001 to the Subadvisory Agreement dated October 1, 1996 as amended (the "Agreement"), between Manufacturer's Securities Services, LLC, a Delaware limited partnership (formerly, NASL Financial Services, Inc.) (the "Adviser"), and Manufacturers Adviser Corporation, a Colorado corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX A

         Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:

         a.       to eliminate the Real Estate Securities Portfolio;

         b.       to add the Quantitative Mid Cap Portfolio;

         c.       to add the Balanced Portfolio;

2.  EFFECTIVE DATE

         This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval by shareholders of the portfolio (or sole shareholder in the case of a new created portfolio)*, (ii) approval of the Amendment by the Board of Trustees of Manufacturers Investment Trust, (iii) disclosure of the terms of the Amendment in the prospectus of the Manufacturers Investment Trust, and (iv) execution of the Amendment.

*In the case of the Balanced Portfolio, a shareholder meeting is scheduled for May 17, 2001 to consider approval of this Amendment as it applies to the Balanced Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

MANUFACTURERS SECURITIES SERVICES, LLC

By:  The Manufacturers Life Insurance Company of North America, its managing member


By:  ___________________________________
     James R. Boyle, President

By:  ___________________________________
     James D. Gallagher, Vice President,
     Secretary and General Counsel


MANUFACTURERS ADVISER CORPORATION

By:  ___________________________________
     Felix Chee,  President

By:  ___________________________________
     James D. Gallagher, Secretary

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Putnam Investment Management, L.L.C., a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide reasonable assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios provided that the Subadviser shall not be responsible for the administrative affairs of the Portfolio, including, but not limited to, determination of net asset value, fund accounting and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Operating Agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      USE OF NAMES

         The Adviser shall not publish or use any prospectus, sales literature or other material which refers to or describes the Subadviser without obtaining the consent of the Subadviser which shall not be unreasonably withheld.

17.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                   Manufacturers Securities Services, LLC

                                   by: The Manufacturers Life Insurance Company of North America, Managing Member



                                   by:  ________________________________________
                                        James R. Boyle, President


                                   by:  ________________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel

                                   Putnam Investment Management, L.L.C.



                                   by:  ________________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                 FIRST              EXCESS OVER
PORTFOLIO                                    $250,000,000          $250,000,000
Mid Cap Opportunities Trust...............           %                    %


                                                                      BETWEEN
                                                                   $150,000,000
                                                 FIRST                  AND               EXCESS OVER
PORTFOLIO                                    $150,000,000          $300,000,000          $300,000,000
Global Equity Trust.......................           %                    %                    %



         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and SSgA Funds Management, Inc., a Massachusetts corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

         The Subadviser represents that it is registered as an adviser under the Investment Advisers Act of 1940 (the "Investment Advisers Act").

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an adviser under the Investment Advisers Act;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in control of the Subadviser within the meaning of the Investment Company Act of 1940 or any change in the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, the Subadviser or the Adviser, as applicable, or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                   Manufacturers Securities Services, LLC

                                   by: The Manufacturers Life Insurance Company of North America, Managing Member



                                   by:  ________________________________________
                                        James R. Boyle, President


                                   by:  ________________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel

                                   SSgA Funds Management, Inc.



                                   by:  ________________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                      BETWEEN               BETWEEN
                                                                         $                     $
                                                 FIRST                  AND                   AND               EXCESS OVER
PORTFOLIO                                          $                     $                     $                     $
Growth Trust..............................           %                    %                      %                     %

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                        SUBADVISORY CONSULTING AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Adviser Corporation, a Colorado Corporation (the "Subadviser"), and SSgA Funds Management, Inc., a Massachusetts corporation ("SSgA"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SSGA

         SSgA undertakes to provide the services described in Section 2 below in connection with the Subadviser's management of the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust, and the Lifestyle Conservative 280 Trust (collectively, the "Lifestyle Trusts"), subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the adviser to the Trust, Manufacturers Securities Services, LLC (the "Adviser"). SSgA will be an independent contractor and will have no authority to act for or represent the Trust or Subadviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Subadviser.

         SSgA represents that it is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Investment Advisers Act").

2.       SERVICES TO BE RENDERED BY SSGA

a. SSgA will provide the Subadviser the following information and services as may be requested by the Subadviser from time to time:

         i. SSgA will, using SSgA's "Statistical Process Control Methodology" and the resources provided by its Office of the Fiduciary Adviser:

                  - track the performance of each of the investment portfolios in which the Lifestyle Trusts invest (the "nonLifestyle Trust portfolios") on an ongoing basis and identify changes in returns of these portfolios;

                  - compare performance of the nonLifestyle Trust portfolios to the performance of comparable portfolios;

                  - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios will outperform their performance benchmarks;

         ii. SSgA will provide computer models, including its Growth Value Rotation Model, and statistical information to assist the Subadviser in making asset allocation determinations for the Lifestyle Trusts. SSgA will also, if requested by the Subadviser, make such asset allocation determinations.

b. SSgA, at its expense, will furnish all necessary (i) investment and management facilities, including salaries of personnel required for it to execute its duties faithfully under this Agreement, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary to execute its obligations under this Agreement.

3.       COMPENSATION OF SSGA

         The Subadviser will pay SSgA with respect to each Lifestyle Trust the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SSGA

         Neither SSgA nor any of its directors, officers or employees shall be liable to the Adviser, the Subadviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Subadviser or the Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of SSgA or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in SSgA as trustees, officers, partners or otherwise; that employees, agents and partners of SSgA are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that SSgA may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership agreement of SSgA, respectively, or by specific provision of applicable law.

6.       REGULATION

         SSgA shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Lifestyle Trust on the later of:

(i)      its execution, and

(ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below.

         The Agreement will continue in effect for a period more than two years from the date of its execution with respect to each Lifestyle Trust only so long as such continuance is specifically approved at least annually either (i) by the Trustees of the Trust or (ii) by a majority of the outstanding voting securities of the Lifestyle Trusts, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of the Agreement, or of any continuance of the Agreement, shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Lifestyle Trust votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the Agreement or (b) all the Lifestyle Trusts.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, SSgA will continue to provide the services described herein with respect to the affected Lifestyle Trust pending the required approval of the Agreement or its continuance or of a new contract with SSgA or a different adviser or other definitive action; provided, that the compensation received by SSgA in respect of such Lifestyle Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Lifestyle Trust by the vote of a majority of the outstanding voting securities of such portfolio, on sixty days' written notice to the

Subadviser and SSgA, or by the Subadviser or SSgA on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act), in the event the Subadvisory Agreement between the Subadviser and the Adviser terminates for any reason with respect to the Lifestyle Trusts or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason with respect to the Lifestyle Trusts.

8.       PROVISION OF CERTAIN INFORMATION BY SSGA

         SSgA will promptly notify the Adviser and the Subadviser in writing of the occurrence of any of the following events:

a. SSgA fails to be a "bank" as such term is defined under the Investment Advisers Act;

b. SSgA is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.       any change in control of SSgA within the meaning of the Investment
         Company Act.

9.       SERVICES TO OTHER CLIENTS

         The Subadviser understands, and has advised the Trust's Board of Trustees, that SSgA now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Subadviser understands, and has advised the Trust's Board of Trustees that SSgA and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Lifestyle Trusts. SSgA is not obligated to initiate transactions for a Lifestyle Trust in any security which SSgA, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of that Lifestyle Trust vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the amendment or (b) all the Lifestyle Trusts of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, SSgA or the Subadviser, as applicable, or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                   MANUFACTURERS ADVISER CORPORATION

                                   by:  ________________________________________


                                   by:  ________________________________________



                                   SSGA FUNDS MANAGEMENT, INC.

                                   by:  ________________________________________

                                   APPENDIX A

         The Subadviser will pay SSgA, as full compensation for all services provided under this Agreement a subadvisory consulting fee for each Lifestyle Trust at an annual rate as follows:

                                                 FIRST              EXCESS OVER
PORTFOLIOS                                         $                     $
Lifestyle Aggressive 1000 Trust...........             %                    %

Lifestyle Growth 820 Trust................             %                    %

Lifestyle Balanced 640 Trust..............             %                    %

Lifestyle Moderate 460 Trust..............             %                    %

Lifestyle Conservative 280 Trust..........             %                    %


         The subadvisory consulting fee for each Lifestyle Trust is accrued for each calendar day and the sum of the daily fee accruals will be paid monthly to SSgA. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the applicable Lifestyle Trust as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         T. ROWE PRICE ASSOCIATES, INC.

         AMENDMENT made as of this 30th day of April, 2001 to the Subadvisory Agreement dated January 28, 1999 (the "Agreement"), between Manufacturers Securities Services, LLC, a Delaware limited liability company (formerly, NASL Financial Services, Inc.) (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX A

         Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended to add two additional portfolios as specified in Appendix A to this Amendment.

2.  SUBADVISORY AGREEMENT

         In all other respects, the Agreement is confirmed and remains in full force and effect.

2.  EFFECTIVE DATE

         This Amendment shall become effective with respect to each new portfolio on the later to occur of (i) approval of this amendment by the Trustees of the Manufacturers Investment Trust or (ii) the date of its execution.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

MANUFACTURERS SECURITIES SERVICES, LLC

By: The Manufacturers Life Insurance Company of North America, its managing member



By: ___________________________________
    James R. Boyle, President



By: ___________________________________
    James D. Gallagher, Vice President,
    Secretary and General Counsel


T. ROWE PRICE ASSOCIATES, INC.

By: ___________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                        BETWEEN          BETWEEN
                                                      $50,000,000      $200,000,000
                                       FIRST              AND              AND           EXCESS OVER
PORTFOLIO                           $50,000,000      $200,000,000      $500,000,000     $500,000,000
Blue Chip Growth Trust                    %                 %                  %                 %

Equity-Income  Trust                      %                 %                  %                 %
(formerly, the Value Equity Trust)

Science & Technology Trust                %                .%                  %                 %

Health Sciences Trust                     %                 %                  %                 %

Small Cap Value Trust                     %                 %                  %                 %


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.